Leases	9 Months Ended
Sep. 30, 2025
Leases [Abstract]
Leases
12. Leases
In February 2025, the Company entered into a noncancelable operating lease agreement for office space located in Vancouver, Canada. The lease commencement date is March 1, 2025, with an initial term of 67 months. The rent commencement date is October 1, 2025. The total lease payment is expected to be approximately $1.2 million of principal payments plus $0.4 million of interest payments over the initial lease term. Payments for rent are made in Canadian dollars and therefore subject to foreign exchange impact. Lease liabilities are based on the net present value of the remaining lease payments over the remaining lease term. In determining the present value of lease payments, the Company used its incremental borrowing rate when measuring operating lease liabilities as discount rates were not implicit or readily determinable.
As of September 30, 2025, the Company had $0.7 million of operating lease ROU asset and long-term lease liability of $0.7 million on its condensed consolidated balance sheets. As of September 30, 2025, the operating lease arrangement had a remaining lease term of 5.0 years and an internal borrowing rate of return of 14.24%. For the three and nine months ended September 30, 2025, the Company recorded operating lease expense of less than $0.1 million and $0.1 million, respectively, in general and administrative expenses in its condensed consolidated statements of operations and comprehensive loss. No lease payments were made during the three and nine months ended September 30, 2025 related to the Company’s Vancouver office space.
As of September 30, 2025, the total remaining operating lease payments included in the measurement of lease liabilities was as follows (in thousands):

Period ended December 31,
2025 (remaining 3 months)	$56
2026	226
2027	231
2028	236
2029	240
Thereafter	183

Total maturities	$1,172
Less: Imputed interest	(305)

Total present value of operating lease liability	$867